-------------------------------------------------------------------------------

                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.

                          SCHEDULE 14A INFORMATION


        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by
       Rule14a-6(e)(2))
[ ]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Rule 14a-12

                            EL PASO CORPORATION
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in its Charter)

-------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:


-------------------------------------------------------------------------------

NEWS                                                    [LOGO - EL PASO]

For Immediate Release

EL PASO CORPORATION ANNOUNCES EXECUTIVE MANAGEMENT CHANGES

HOUSTON, TEXAS, MAY 13, 2003--As part of its Clean Slate Initiative to achieve additional cost reductions, El Paso Corporation (NYSE:EP) today announced that it is reducing the number of executive officers in the company from ten to six.

"This action is an important step in our efforts to drive down costs throughout the organization and symbolizes the fact that every cost within the organization, from top to bottom, will be examined," said Ronald L. Kuehn, chairman and chief executive officer of El Paso. "El Paso's Clean Slate Initiative is part of the company's plan to achieve a total of $400 million of cost savings and business efficiencies. This compares with the original 2003 goal of $150 million."

With these changes, three executives will be leaving the company within the next month, including H. Brent Austin, president and chief operating officer of El Paso Corporation, Greg G. Jenkins, president of El Paso's petroleum and LNG businesses, and Clark C. Smith, president of El Paso's trading operations. David E. Zerhusen will become senior vice president and deputy general counsel for the company. The company is eliminating the positions of president and chief operating officer and executive vice president, Administration.

The six executive officers of the company will include Robert W. Baker, president, El Paso Merchant Energy; Rodney D. Erskine, president, El Paso Production Company; Peggy A. Heeg, general counsel; Robert G. Phillips, president, El Paso Field Services; D. Dwight Scott, chief financial officer; and John W. Somerhalder II, president, El Paso Pipeline Group. Robert Baker will now be responsible for the trading and petroleum businesses in addition to his responsibilities as president of Global Power.

Mr. Kuehn continued, "As the company moves forward in executing its business plan, we must change to address the issues facing the company and the current realities of the marketplace. All of these senior executives have contributed greatly to El Paso. We appreciate their work and wish them well in the future."

El Paso Corporation is the leading provider of natural gas services and the largest pipeline company in North America. The company has core businesses in pipelines, production, and midstream services. Rich in assets, El Paso is committed to developing and delivering new energy supplies and to meeting the growing demand for new energy infrastructure. For more information, visit www.elpaso.com.


CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This release includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this release, including, without limitation, our ability to attract and retain qualified members of the Board of Directors; the successful recruitment and retention of a qualified CEO; the successful implementation of the 2003 operational and financial plan; the successful implementation of the settlement related to the Western Energy Crisis; material and adverse impacts from our proxy contest with Selim Zilkha/Oscar Wyatt; actions by the credit rating agencies; the successful close of financing transactions; our ability to successfully exit the energy trading business; our ability to divest of certain non-core assets; changes in commodity prices for oil, natural gas, and power; general economic and weather conditions in geographic regions or markets served by El Paso Corporation and its affiliates, or where operations of the company and its affiliates are located; the uncertainties associated with governmental regulation; political and currency risks associated with international operations of the company and its affiliates; inability to realize anticipated synergies and cost savings associated with restructurings and divestitures on a timely basis; difficulty in integration of the operations of previously acquired companies, competition, and other factors described in the company's (and its affiliates') Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the company, whether as a result of new information, future events, or otherwise.

ADDITIONAL IMPORTANT INFORMATION

On May 12, 2003, El Paso Corporation began the process of mailing its definitive proxy statement, together with a WHITE proxy card. Shareholders are strongly advised to read El Paso's proxy statement as it contains important information.

Shareholders may obtain an additional copy of El Paso's definitive proxy statement and any other documents filed by El Paso with the Securities and Exchange Commission for free at the Internet Web site maintained by the Securities and Exchange Commission at www.sec.gov. Copies of the definitive proxy statement are available for free at El Paso's Internet Web site at www.elpaso.com or by writing to El Paso Corporation, Investor Relations, P.O. Box 2511, Houston, TX 77252. In addition, copies of El Paso's proxy materials may be requested by contacting El Paso's proxy solicitor, MacKenzie Partners, Inc. at (800) 322-2885 Toll-Free or by email at proxy@mackenziepartners.com.

Information regarding the names, affiliation and interests of individuals who may be deemed participants in the solicitation of proxies of El Paso's shareholders is contained in El Paso's definitive proxy statement.

CONTACTS
Communications and Government Affairs
Norma F. Dunn, Senior Vice President
Office: (713) 420-3750
Fax: (713) 420-3632

Investor Relations
Bruce L. Connery, Vice President
Office:  (713) 420-5855
Fax:  (713) 420-4417

Alternate Contacts
Joele Frank/Dan Katcher
Joele Frank, Wilkinson Brimmer Katcher
Office: (212) 355-4449
Fax: (212) 355-4554